Business Combination	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Business Combination

Note 7. Business Combination

On September 8, 2022, GIGA acquired 100% of the capital stock of GWW from Ault in exchange for 2.92 million shares of GIGA’s common stock and 514.8 shares of GIGA’s Series F preferred that are convertible into an aggregate of 3.96 million shares of GIGA’s common stock. GIGA also assumed GWW’s outstanding equity awards representing the right to receive up to 749,626 shares of GIGA’s common stock, on an as-converted basis. The transaction described above resulted in a change of control of GIGA. Assuming Ault was to convert all of the Series F, it would own approximately 69.6% of GIGA’ outstanding shares. The Series F Certificate of Determination contains an exchange cap which requires GIGA’s shareholders to approve the issuance of more than 19.99% of GIGA’s outstanding common stock that would apply as of the time of any future conversion (the “Exchange Cap”). On September 8, 2022 the GIGA’s shareholders approved issuances of its common stock upon conversion of the Series F in excess of the Exchange Cap.

We acquired GIGA to gain access to the public capital markets, drive growth, both organically and through strategic combinations with providers of bespoke technology solutions for defense customers, expand GWW’s presence in the US defense market by adding strong management, innovative technology, and more engineering resources and to unlock synergies across operating subsidiaries.

On September 8, 2022, Ault loaned GIGA $4.2 million by purchasing a convertible note that carries an interest rate of 10% per annum and matures on February 14, 2023. This note was exchanged to Exchange Note on December 31, 2022 as described in Note 13. Notes Payable, Related Parties, net.

In respect of the above transactions, the acquired assets and assumed liabilities, together with acquired processes and employees, represent a business as defined in ASC 805, Business Combinations. The transactions were accounted for as a reverse acquisition using the acquisition method of accounting with GIGA treated as the legal acquirer and GWW treated as the accounting acquirer. In identifying GWW as the acquiring entity for accounting purposes, GIGA and GWW took into account a number of factors, including the relative voting rights, executive management and the corporate governance structure of the Company. GWW is considered the accounting acquirer since the Company controls the board of directors of GIGA following the transactions and received a 71.2% beneficial ownership interest in GIGA. However, no single factor was the sole determinant in the overall conclusion that GWW is the acquirer for accounting purposes; rather all relevant factors were considered in arriving at such conclusion.

The fair value of the purchase consideration is $8.2 million, consisting of $4.0 million for GIGA’s common stock and prefunded warrants, $0.4 million fair value of vested stock incentives and $3.8 million for cash consideration paid to existing preferred stockholders

The Company estimated the fair values of assets acquired and liabilities assumed using valuation techniques, such as the income, cost and market approaches. The fair values are based on available historical information and on future expectations and assumptions deemed reasonable by management but are inherently uncertain. The income method to measure the fair value of intangible assets, is based on forecasts of the expected future cash flows attributable to the respective assets. Significant estimates and assumptions inherent in the valuations reflected a consideration of other marketplace participants and included the amount and timing of future cash flows (including expected growth rates and profitability), the underlying product or technology life cycles, economic barriers to entry and the discount rate applied to the cash flows. Unanticipated market or macroeconomic events and circumstances could affect the accuracy or validity of the estimates and assumptions.

We allocate the fair value of purchase consideration to the tangible assets acquired, liabilities assumed and intangible assets acquired based on their estimated fair values at the date of the business combination. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. Such valuations require us to make significant estimates and assumptions, especially with respect to intangible assets. Significant estimates in valuing certain intangible assets include, but are not limited to, estimated replacement costs and future expected cash flows from acquired customers, acquired technology, acquired patents, and trade names from a market participant perspective, useful lives and discount rates. The estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. Allocation of purchase consideration to identifiable assets and liabilities affects our amortization expense, as acquired finite-lived intangible assets are amortized over their useful life, whereas any indefinite lived intangible assets, including trademark and goodwill, are not amortized. During the measurement period, which is not to exceed one year from the acquisition date, we record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. During the three months ended December 31, 2022, the measurement period adjustment increased the preliminary allocation of goodwill by $9.2 million due to revised forecasts resulting from the lack of sales and backlog, with the offset to trademark, developed technologies, customer lists, inventory and other assets by $1.0 million, $1.4 million, $3.9 million, $2.7 million and $0.2 million respectively. Upon the conclusion of the measurement period, any subsequent adjustments will be recorded to earnings in the Consolidated Statements of Operations and Comprehensive Loss.

The purchase price allocation is as follows (In thousands):

Allocation of purchase price:	Amount
Common stock exchanged	$4,055
Fair value of GIGA equity awards	349
Cash consideration paid to existing preferred stockholders	3,794
Total consideration	$8,198

Identifiable net assets acquired (liabilities assumed)
Cash	$107
Trade accounts receivables	536
Inventories	2,529
Prepaid expenses	116
Accrued revenue	363
Property and equipment	331
Right-of-use asset	370
Other long-term assets	269
Accounts payable	(2,831)
Loans payable, net of discounts and issuance costs	(1,687)
Accrued payroll and benefits	(1,488)
Lease obligations	(491)
Other current liabilities	(368)
Other non-current liabilities	(17)
Net assets acquired	(2,261)
Goodwill	$10,459

Consolidated proforma unaudited financial statements

The following unaudited proforma combined financial information is based on the historical financial statements of the Company and Giga-tronics and subsidiaries after giving effect to the Company’s acquisition of the companies as if the acquisition occurred on January 1, 2021.

The following unaudited proforma information does not purport to present what the Company’s actual results would have been had the acquisition occurred on January 1, 2021, nor is the financial information indicative of the results of future operations. The following table represents the unaudited consolidated proforma results of operations for the year ended December 31, 2022 and December 31, 2021, as if the acquisition occurred on January 1, 2021.

Proforma, unaudited (In thousands)	Gresham	Giga-tronics	Proforma	Proforma
Year ended December 31, 2022	Worldwide, Inc.		Adjustments	Unaudited
Net Sales	$28,825	$5,651	$—	$34,476
Cost of Sales	20,227	5,151	—	25,378
Operating expenses	12,136	18,426	—	30,562
Other expense	987	1,276	—	2,263
Income tax benefit	123	—	—	123
Net gain attributable to non-controlling interest	680	—		680
Net loss attributable to common stockholders	$(3,722)	$(19,202)	$—	$(22,924)
Basic and diluted loss per common share	$(1.27)	$(6.90)	$—	$(4.02)
Weighted average shares outstanding	2,920	2,782	—	5,702

Proforma, unaudited (In thousands)	Gresham	Giga-tronics	Proforma	Proforma
Year ended December 31, 2021	Worldwide, Inc.		Adjustments	Unaudited
Net Sales	$25,580	$10,319	$—	$35,899
Cost of Sales	17,231	6,633	—	23,864
Operating expenses	11,340	5,944	—	17,284
Other income	(321)	115	—	(206)
Income tax provision	(193)	—	—	(193)
Net loss attributable to non-controlling interest	(243)	—		(243)
Net loss attributable to common stockholders	$(3,106)	$(2,373)	$—	$(5,479)
Basic and diluted loss per common share	$(1.06)	$(0.85)	$—	$(0.96)
Weighted average shares outstanding	2,920	2,782	—	5,702